UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2024 (March 10, 2024)

Investcorp Europe Acquisition Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41161	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Century Yard, Cricket Square
Elgin Avenue
P.O. Box 1111, George Town
Grand Cayman, Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

+1 (345) 949-5122

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCBU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment to Business Combination Agreement

As previously disclosed by Investcorp Europe Acquisition Corp I, a Cayman Islands exempted company incorporated with limited liability (the “Company”), under Item 1.01 of its Current Report on Form 8-K filed on April 26, 2023, the Company entered into a business combination agreement, dated April 25, 2023 (the “Original Business Combination Agreement”), with OpSec Holdings, a Cayman Islands exempted company with limited liability (“Pubco”), Opal Merger Sub I, a Cayman Islands exempted company incorporated with limited liability and wholly-owned subsidiary of Pubco, Opal Merger Sub II, a Cayman Islands exempted company incorporated with limited liability and wholly-owned Subsidiary of Pubco, Orca Holdings Limited, a Cayman Islands exempted company incorporated with limited liability (“OpSec”), Orca Midco Limited, a private limited company incorporated under the Laws of England and Wales (“Orca Midco”), Orca Bidco Limited, a private limited company incorporated under the Laws of England and Wales and a subsidiary of OpSec (“Orca Bidco”), Investcorp Technology Secondary Fund 2018, L.P., a Cayman Islands exempted limited partnership (“ITSF”), and Mill Reef Capital Fund ScS, a limited partnership (société en commandite simple) organized under the laws of Luxembourg (“Mill Reef”, and together with ITSF, the “OpSec Shareholders”), which Original Business Combination Agreement was amended by that certain First Amendment to the Business Combination Agreement, dated as of December 14, 2023 (the “First BCA Amendment”) with Pubco, OpSec and the OpSec Shareholders, which First BCA Amendment was previously disclosed by the Company under Item 1.01 of its Current Report on Form 8-K filed on December 14, 2023. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Business Combination Agreement.

On March 10, 2024, the Company entered into that certain Second Amendment to the Business Combination Agreement (the “Second BCA Amendment” and, the Original Business Combination Agreement, as amended by the First BCA Amendment and the Second BCA Amendment, the “Business Combination Agreement”) with Pubco, OpSec and the OpSec Shareholders. The Second BCA Amendment was unanimously approved by the Company’s board of directors (the “Company Board”) based upon the unanimous recommendation of a special committee of independent directors (the “Special Committee”).

The Second BCA Amendment is being entered into by the Company, Pubco, OpSec and the OpSec Shareholders in connection with, and concurrently with, the execution of a stock purchase agreement (the “Divestiture Agreement”) by Orca Midco and CA-MC Acquisition UK Ltd. (the “Divestiture Buyer”), pursuant to which, among other things, Orca Midco will sell, and the Divestiture Buyer will purchase, all of the issued and outstanding equity securities of Orca Bidco (the “Divestiture”). Prior to the execution of the Divestiture Agreement, OpSec effected a reorganization of its subsidiaries pursuant to which all of the issued and outstanding equity securities of Orca Holding Denmark APS (“Orca Denmark”), the parent entity of Zacco A/S (“Zacco”), became directly owned by Orca Midco (the “Reorganization”). As a result of the Reorganization, the Divestiture will effect a sale to the Divestiture Buyer of only the OpSec business which is conducted through Orca Bidco and its subsidiaries (the “Divested Companies”), with the Zacco business being retained by Orca Midco. The Company is currently evaluating whether it is in the best interests of its shareholders to continue to pursue the transactions contemplated by the Business Combination Agreement (the “Transactions”) after the consummation of the Divesture, as the consummation of the Transactions following the consummation of the Divestiture will result in the Company effecting a business combination with the Zacco business. In connection with the Divestiture Agreement and the Second BCA Amendment, the Company entered into a letter agreement, dated March 10, 2024 (the “Consent”), with Pubco, OpSec, the OpSec Shareholders, and, solely for the purpose of Sections 1, 3 and 4 through 10 of the Consent, Crane NXT, Co., a Delaware corporation (“NXT”), pursuant to which the Company consented to, among other things, OpSec effecting the Reorganization and Orca Midco entering into the Divesture Agreement and consummating the Divestiture. Pursuant to the Consent, the Company also releases, relinquishes and discharges any and all existing or potential claims, causes of action and damages (i) against NXT and its affiliates solely in respect of matters relating to the Divestiture arising or occurring prior to the execution of the Divestiture Agreement, and (ii) if the Divestiture is consummated, against the Divested Companies, solely in respect of matters related to the Reorganization, the Divestiture, the Letter Agreement (as defined in the Consent) and the Business Combination Agreement.

In connection with the Reorganization and the Divestiture, the Second BCA Amendment provides for, among other things, the following amendments to be made to the Business Combination Agreement.

Divestiture Proceeds

If the Divestiture is consummated prior to the Second Merger Closing, then concurrently with the consummation of the Divestiture, Orca Midco shall cause the net proceeds of the Divestiture (the “Divestiture Proceeds”) to be deposited into a third-party escrow account (the “Divestiture Proceeds Escrow Account”) with an escrow agent reasonably acceptable to the Company. Such Divestiture Proceeds shall be held in the Divestiture Proceeds Escrow Account pursuant to an escrow agreement to be entered into by and among Orca Midco, Pubco, the Company and the escrow agent, in form and substance acceptable to the Company (the “Divestiture Proceeds Escrow Agreement”), such escrow agent holding such funds as nominee of and for the benefit of Orca Midco, the Company or Pubco, as applicable, subject always to the terms of the Business Combination Agreement and the Divestiture Proceeds Escrow Agreement. The Divestiture Proceeds shall, and the Divestiture Proceeds Escrow Agreement shall provide that the Divestiture

Proceeds shall, be released from escrow and payable to (a) Pubco upon the Second Merger Closing, (b) the Company upon certain termination events as described further in the section below entitled “Termination” or (c) Orca Midco (i) upon an amount becoming due and payable by Orca Midco in accordance with the terms of the Divestiture Agreement, with such amount being subject to the review and reasonable confirmation of the Company, or (ii) in connection with a Proceeds Advance (as defined below) as described further in the section below entitled “Proceeds Advance”. The Company is a third-party beneficiary of the provisions of the Divestiture Agreement that give effect to the foregoing.

If the funds from the Divestiture Proceeds Escrow Account are released to Pubco, Pubco will use such funds to (a) promptly pay (or cause to be promptly paid) all of the Company’s Expenses, and (b) within 14 days following the Second Merger Closing, to the extent permitted by applicable Law and subject to the determination of the Pubco Board that it is in the best interests of the holders of Pubco Ordinary Shares, make a dividend to all holders of Pubco Ordinary Shares in such amount as determined by the Pubco Board, which such dividend shall be paid in cash or, at the election of the applicable holder of such Pubco Ordinary Shares, in kind in Pubco Ordinary Shares. If declared, such dividend shall not be less than an amount as is necessary to enable ITSF to receive dividends in an amount which is, in the aggregate, equal to amount of any Proceeds Advance. In lieu of a dividend, the Pubco Board may also approve and effect a tender offer, repurchase of shares or other similar process by which the holders of Pubco Ordinary Shares receive the same economic benefit (including as regards the receipt of cash proceeds) as if a dividend had been declared.

Divestiture Transition Matters

Following the date of the Divestiture Agreement and prior to the consummation of the Divestiture, Orca Midco and the Divestiture Buyer shall use commercially reasonable efforts to negotiate and enter into, in form and substance reasonably acceptable to the Company, a transition services agreement in the form appended to the Divestiture Agreement, pursuant to which, among other things, Orca Midco and its Subsidiaries (including the Zacco Companies, but excluding the Divested Companies), on the one hand, and the Divestiture Buyer and the Divested Companies, on the other hand, shall provide certain transitional services to one another from and after the Divestiture Closing on the terms and conditions set forth therein. The Company is a third-party beneficiary of the provisions of the Divestiture Agreement that give effect to the foregoing.

Prior to the consummation of the Divestiture, OpSec shall cause Orca Midco to negotiate and enter into, in form and substance reasonably acceptable to the Company, a transition services agreement, side letter or other agreement with each of Selva Selvaratnam and Beverly Dew pursuant to which, from and after the Divestiture Closing, each of them shall render all such services to Orca Midco and/or the Zacco Companies as shall be reasonably agreed between Orca Midco and each of Selva Selvaratnam and Beverly Dew, including providing support reasonably necessary to complete the Transactions.

Fairness Opinion

Following the execution of the Second BCA Amendment, the Company will use commercially reasonable efforts to obtain from an independent valuation firm a customary opinion that the Exchange Ratio, after giving effect to the consummation of the Divestiture and the consummation of the Transactions, is fair, from a financial point of view, to the Company’s shareholders holding SPAC Class A Shares (other than Sponsor) (the “Fairness Opinion”).

In the event that the Company is unable to obtain the Fairness Opinion, (a) the number of Exchange Shares issuable to the OpSec Shareholders at the Share Contribution Closing and (b) the number of Sponsor’s SPAC Class B Shares subject to the Share Cancellation shall be adjusted, in each case, to reflect an enterprise value (on a debt free, cash free basis) of the Zacco Companies of $160,000,000 (subject to an increase or decrease by up to $16,000,000 to reflect the enterprise value stated in the Fairness Opinion); provided, that (i) any adjustments made pursuant to the foregoing clauses (a) and (b) are made pro rata and only to the extent necessary to enable the independent valuation firm to deliver the Fairness Opinion, and (ii) for the purposes of clause (b), all SPAC Class B Shares shall be treated as fully vested.

Representations and Warranties; Covenants

The Second BCA Amendment adds certain representations and warranties with respect to Zacco and its subsidiaries, including with respect to (a) its material contracts, (b) its ownership of intellectual property, (c) its top customers and suppliers and (d) the sufficiency of the assets of Zacco and its subsidiaries for the operation of the Zacco business. The Second BCA Amendment also requires OpSec to deliver a supplement to their disclosure schedules within 14 days of the execution of the Second BCA Amendment, which supplement will provide additional disclosures regarding the Zacco business.

The Second BCA Amendment also added certain covenants regarding the operation of the Zacco business between the signing of the Second BCA Amendment and the consummation of the Transactions. Additionally, the covenants regarding the operation of OpSec and its subsidiaries have been amended to permit the Divestiture in accordance with the terms and subject to the conditions set forth in the Divestiture Agreement. Furthermore, OpSec will be required to deliver, as soon as reasonably practicable following the execution of the Second BCA Amendment, to Pubco and the Company (a) audited financial statements of the Zacco business for fiscal years 2022 and 2023 and (b) pro forma financial statements of OpSec reflecting the acquisition of the Zacco business and the Divestiture.

The Second BCA Amendment also requires the Company to use commercially reasonable efforts to obtain the approval of the Company’s shareholders to approve an extension of the period of time that the Company is afforded under its organizational documents to consummate a business combination from June 17, 2024 to December 17, 2024. To the extent such extension is approved, December 17, 2024 will automatically become the new the date upon which either the Company or OpSec may terminate the Business Combination Agreement in accordance with the terms thereof in the event that the Transactions have not yet been consummated (the “Outside Date”).

Termination

The Second BCA Amendment adds a new right to terminate the Business Combination Agreement in favor of the Company in the event that (a) the Company is unable to obtain the Fairness Opinion or (b) the Special Committee has determined in good faith, after consultation with its outside legal counsel and other advisors, that the consummation of the Transactions following the consummation of the Divestiture is not in the best interests of the Company and the Company’s shareholders holding SPAC Class A Shares (other than Sponsor) in accordance with the Cayman Companies Act. Such termination right may only be exercised by the Company within the two week period following the consummation of the Divesture (the “Post-Divestiture Termination Period”).

The Second BCA Amendment also requires that certain amounts be paid by OpSec to the Company upon certain terminations of the Business Combination Agreement which amounts must be paid upon the earlier of (a) the consummation of the Divestiture and (b) the Outside Date.

The amounts payable to the Company and the termination events triggering their payment are: (a) upon a termination by the Company or OpSec due to the failure of the Transactions to be consummated by the Outside Date, (i) $30,000,000 if such termination occurs during the Post-Divestiture Termination Period, and (ii) $25,000,000 if such termination occurs at any other time, in each case, so long as the Company is not the cause of such failure; (b) upon a termination by the Company or OpSec due to a governmental order that permanently prohibits the consummation of the Transactions, (i) $30,000,000 if such termination occurs during the Post-Divestiture Termination Period, and (ii) $25,000,000 if such termination occurs at any other time, in each case, so long as the Company is not the cause of such governmental order; (c) upon a termination by the Company due to a material breach of the Business Combination Agreement by OpSec or the OpSec Shareholders, $30,000,000 (or, alternatively, the Company may initiate an action against OpSec and/or the OpSec Shareholders to seek damages); and (d) upon a termination by the Company due to either (i) the inability of the Company to obtain the Fairness Opinion or (ii) a good faith determination by the Special Committee, after consultation with its outside legal counsel and other advisors, that the consummation of the Transactions following the consummation of the Divestiture is not in the best interests of the Company and the Company’s shareholders holding SPAC Class A Shares (other than Sponsor) in accordance with the Cayman Companies Act, $30,000,000. Except for any amounts payable to the Company described in clause (d) above, all termination amounts payable to the Company shall be due and payable when such amounts have been (A) agreed in writing by the Company and OpSec or (B) determined by a court of competent jurisdiction.

Proceeds Advance

In the event that the Divestiture has been consummated and the Transactions have not been consummated by August 26, 2024, Orca Midco shall be provided an advance from the Divestiture Proceeds held in the Divestiture Proceeds Escrow Account (a “Proceeds Advance”) pursuant to a promissory note in form and substance acceptable to the Company in the principal amount of $73,800,000 on the same terms, structure and conditions, including, but not limited to, interest rate, security and guarantees, as ITSF’s current facility (the “Promissory Note”) to enable ITSF to satisfy its obligations under such facility for which payment will have been triggered by the consummation of the Divestiture. Once the Transactions have been consummated, the outstanding balance under the Promissory Note will be set off against any shareholder distributions made by Pubco which would otherwise have been payable to ITSF.

Conversion of Original SPAC Class B Shares

The Second BCA Amendment provides for the conversion of the Original Company Class B Shares into SPAC Class A Shares, which occurred on January 2, 2024.

Copies of the Second BCA Amendment and Consent are filed with this Current Report on Form 8-K as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference, and the foregoing descriptions of the Second BCA Amendment and the Consent are qualified in their entireties by reference thereto.

Item 7.01.	Regulation FD Disclosure.

On March 11, 2024, the Company issued a press release announcing the execution of the Second BCA Amendment. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. Notwithstanding the foregoing, information contained on the websites of the Company, OpSec or any of their respective affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report on Form 8-K.

The information set forth in this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or Exchange Act.

Additional Information and Where to Find It

In connection with the Transactions, Pubco has filed with the U.S. Securities and Exchange Commission a registration statement on Form F-4 (Registration No. 333-275706) (the “Registration Statement”), which includes a proxy statement/prospectus and other relevant documents, which will be both the proxy statement to be distributed to the Company’s shareholders in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the proposed business combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Pubco to be issued in connection with the business combination. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTIONS THAT PUBCO AND THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Shareholders and investors may obtain free copies of the proxy statement/prospectus and other relevant materials and other documents filed by Pubco and the Company at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus and the filings incorporated by reference therein may also be obtained, without charge, on the Company’s website at www.investcorpspac.com or by directing a request to: Investcorp Europe Holdings Acquisition Corporation, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman, Cayman Islands KY1-1102, Attention: Chief Executive Officer.

Participants in Solicitation

Each of Pubco, the Company, OpSec and Zacco and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding the Company’s directors and executive officers, Pubco, OpSec, Zacco and the other participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, OpSec, Pubco or Zacco, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s, OpSec’s, Zacco’s or Pubco’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “could”, “should”, “expect”, “intend”, “might”, “will”, “estimate”, “anticipate”, “believe”, “budget”, “forecast”, “intend”, “plan”, “potential”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, OpSec and its management and Zacco and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. None of Pubco, the Company, OpSec or Zacco undertakes any duty to update these forward-looking statements.

Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the proposed Transactions, including the risks that (a) the proposed Transactions or the Divestiture may not be consummated within the anticipated time period, or at all; (b) the Company may fail to obtain stockholder approval of the proposed Transactions; (c) the parties may fail to secure required regulatory approvals under applicable laws; and (d) other conditions to the consummation of the proposed Transactions under the Business Combination Agreement may not be satisfied; (2) the effects that any termination of the Business Combination Agreement may have on the Company, OpSec, Zacco or their respective businesses, including the risks that the Company’s share price may decline significantly if the proposed Transactions are not completed; (3) the risk that Zacco may not be successful as a stand-alone public company; (4) the effects that the announcement or pendency of the proposed Transactions may have on OpSec, Zacco or their respective businesses, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer or (b) Pubco’s, the Company’s, OpSec’s or Zacco’s current plans and operations may be disrupted; (5) the inability to recognize the anticipated benefits of the proposed Transactions; (6) unexpected costs resulting from the proposed Transactions; (7) changes in general economic conditions; (8) regulatory conditions and developments; (9) changes in applicable laws or regulations; (10) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed Transactions and instituted against Pubco, the Company, OpSec, Zacco and others; and (11) other risks and uncertainties indicated from time to time in the registration and proxy statement relating to the proposed Transactions, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC.

The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in the Company’s most recent filings with the SEC and in the Registration Statement. All subsequent written and oral forward-looking statements concerning the Company, OpSec, Zacco or Pubco, the Transactions described herein or other matters attributable to the Company, OpSec, Zacco, Pubco or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of the Company, OpSec, Zacco and Pubco expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Second Amendment to the Business Combination Agreement, dated as of March 10, 2024, by and among Investcorp Europe Acquisition Corp I, OpSec Holdings, Orca Holdings Limited, Investcorp Technology Secondary Fund 2018, L.P., and Mill Reef Capital Fund SCS.

2.2*	Consent, dated as of March 10, 2024, by and among OpSec Holdings, Orca Holdings Limited, Investcorp Technology Secondary Fund 2018, L.P., Mill Reef Capital Fund SCS, Investcorp Europe Acquisition Corp I, and, for the purposes of certain sections therein, Crane NXT, Co.

99.1	Press Release, dated March 11, 2024

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*

Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investcorp Europe Acquisition Corp I

Date: March 11, 2024	By:	/s/ Craig Sinfield-Hain
	Name:	Craig Sinfield-Hain
	Title:	Chief Financial Officer